Back to Form 8-K
Exhibit 10.1

STATE OF HAWAII

SUPPLEMENTAL CONTRACT NO. 3
TO CONTRACT DHS-08-MQD-5129
      (Insert contract number or other identifying information)

                         This Supplemental Contract No. 3                                                                                                                                                                      , executed on the respective dates indicated below, is effective as of January 30                                                                                                                                                           , 2009                                                           , between the
Department of Human Services/Med-QUEST Division                                                                                                                                                                                                          , State of Hawaii
   (Insert name of state department, agency, board or commission)
("STATE"), by its Director, Lillian B. Koller,
                                   (Insert title of state officer executing contract)
(hereafter also referred to as the HEAD OF THE PURCHASING AGENCY or designee ("HOPA")), whose address is 1390 Miller Street, Honolulu, Hawaii   96813                                    , and
WellCare Health Insurance of Arizona, Inc. dba 'Ohana Health Plan, Inc.                                                                                                                                                                   ("CONTRACTOR"),
a Corporation
(Insert corporation, partnership, joint venture, sole proprietorship, or other legal form of the CONTRACTOR)
under the laws of the State of Arizona                                                                                                                                                                                                , whose business address and federal
and state taxpayer identification numbers are as follows: 8735 Henderson Rd., Tampa, FL 33634
GET#W11018973-01   Fed ID# 86-0269558

RECITALS

              A.     WHEREAS, the STATE and the CONTRACTOR entered into Contract
DHS-08-MQD-5129
   (Insert contract number or other identifying information)
dated February 4 , 2008 , which was amended by Supplemental Contract No(s). 1 dated May 15 , 2008 , which was amended by Supplemental Contract No(s). 2 dated December 15 , 2008 , which was amended by Supplemental Contract No(s). n/a dated __________ ____, (hereafter collectively referred to as "Contract") whereby the CONTRACTOR agreed to provide the goods or services, or both, described in the Contract; and

                                          B.      WHEREAS, the parties now desire to amend the Contract.
              NOW, THEREFORE, the STATE and the CONTRACTOR mutually agree to amend the Contract as follows: (Check Applicable box(es))

☒	Amend the SCOPE OF SERVICES according to the terms set forth in Attachment-S 1, which is made a part of the Contract.
□	Amend the COMPENSATION AND PAYMENT SCHEDULE according to the terms set forth in Attachment-S2, which is made a part of the Contract.
□	Amend the TIME OF PERFORMANCE according to the terms set forth in Attachment-S3, which is made a part of the Contract.
□	Amend the SPECIAL CONDITIONS according to the terms set forth in Attachment-S6 SUPPLEMENTAL SPECIAL CONDITIONS, which is made a part of the Contract.
□	Recognize the CONTRACTOR'S change of name.

From:
_________________________________
_________________________________
_________________________________

AG-005 Rev 04/30/2007
1

To:	________________________________
________________________________
________________________________
As set forth in the documents attached hereto as Exhibit __ , and incorporated herein.

                                        A tax clearance certificate from the State of Hawaii   ☐ is  ☒ is not required to be submitted to the STATE prior to commencing any performance under this Supplemental Contract.

                                        A tax clearance certificate from the Internal Revenue Service ☐ is  ☒ is not required to be submitted to the STATE prior to commencing any performance under this Supplemental Contract.

                    The entire Contract, as amended herein, shall remain in full force and effect.

             IN VIEW OF THE ABOVE, the parties execute this Contract by their signatures, on the dates below, to be effective as of the date first above written.

STATE /s/ Name Illegible (Signature)
for Lillian B. Koller (Print Name)
Director (Print Title)
1/29/09 (Date)

CORPORATE SEAL (If available)	CONTRACTOR WellCare Health Insurance of Arizona, Inc. dba ‘Ohana Health Plan, Inc. (Name of Contractor)
/s/ Heath Schiesser (Signature)
Heath Schiesser (Print Name)
President and CEO * (Print Title)
1-27-09 (Date)

APPROVED AS TO FORM:

/s/ Name Illegible
Deputy Attorney General

* Evidence of authority of the CONTRACTOR'S representative to sign this Contract for the CONTRACTOR must be attached.

AG-005 Rev 04/30/2007
2

CONTRACT NO. DHS – 08 – MQD - 5129

PROVIDER’S ACKNOWLEDGMENT

STATE OF	FLORIDA		)
)
	COUNTY OF	HILLSBOROUGH	) ss.

On this 27th day of January, 2009, before me appeared Heath Schiesser and ___________, to me known, to be the person(s) described in and, who, being by me duly sworn, did say that he/she/they is/are the President  and CEO of Wellcare Health Insurance of Arizona, Inc.  the PROVIDER named in the foregoing instrument, and that he/she/they is/are authorized to sign said instrument on behalf of the PROVIDER, and acknowledges that he/she/they executed said instrument as the free act and deed of the PROVIDER.

(Notary Seal)	By /s/ Tolliver L.Rowson (Signature)
Print Name Tollover L. Rowson
Date January 27, 2009
Notary Public, State of Florida
My Commission expires: 11.30.2012
Doc. Date:	_______________	# Pages:	________________
Notary Name:	Tolliver L. Rowson		Circuit

Doc Description:
(Notary Stamp or Seal)

/s/ Tolliver L. Rowson 1.27.2009 Notary Signature Date
NOTARY CERTIFICATION

AG Form l03F( 10/08)

CONTRACT NO. DHS – 08-MQD-5129

PROVIDERS
STANDARDS OF CONDUCT DECLARATION
For the purposes of this declaration:

"Agency" means and includes the State, the legislature and its committees, all executive departments, boards, commissions, committees, bureaus, offices; and all independent commissions and other establishments of the state government but excluding the courts.

"Controlling interest" means an interest in a business or other undertaking which is sufficient in fact to control, whether the interest is greater or less than fifty per cent (50%).

"Employee" means any nominated, appointed, or elected officer or employee of the State, including members of boards, commissions, and committees, and employees under contract to the State or of the constitutional convention, but excluding legislators, delegates to the constitutional convention, justices, and judges. (Section 84-3, HRS).

On behalf of:

WellCare Health Insurance of Arizona, Inc., dba 'Ohana Health Plan, Inc.
(Name of Provider)

PROVIDER, the undersigned does declare as follows:

1.	PROVIDER ☐ is* ☒ is not a legislator or an employee or a business in which a legislator or an employee has a controlling interest. (Section 84-15(a), HRS).

2.
PROVIDER has not been represented or assisted personally in the matter by an individual who has been an employee of the agency awarding this Contract within the preceding two years and who participated while so employed in the matter with which the Contract is directly concerned. (Section 84-15(b), HRS).

3.
PROVIDER has not been assisted or represented by a legislator or employee for a fee or other compensation to obtain this Contract and will not be assisted or represented by a legislator or employee for a fee or other compensation in the performance of this Contract, if the legislator or employee had been involved in the development or award of the Contract. (Section 84-14 (d), HRS).

4.
PROVIDER has not been represented on matters related to this Contract, for a fee or other consideration by an individual who, within the past twelve (12) months, has been an agency employee, or in the case of the Legislature, a legislator, and participated while an employee or legislator on matters related to this Contract. (Sections 84-18(b) and (c), HRS).

PROVIDER understands that the Contract to which this document is attached is voidable on behalf of the STATE if this Contract was entered into in violation of any provision of chapter 84, Hawai'i Revised Statutes, commonly referred to as the Code of Ethics, including the provisions which are the source of the declarations above. Additionally, any fee, compensation, gift, or profit received by any person as a result of a violation of the Code of Ethics may be recovered by the STATE.
____________________________
* Reminder to agency: If the "is" block is checked and if the Contract involves goods or services of a value in excess of $10,000, the Contract may not be awarded unless the agency posts a notice of its intent to award it and files a copy of the notice with the State Ethics Commission. (Section 84-15(a), HRS).

AG Form 103F (10/08)
Standards of Conduct Declaration

CONTRACT NO. DHS – 08-MQD-5129

PROVIDER By /s/ Heath Schiesser (Signature)
Print Name Heath Schiesser
Print Title President and CEO
Date 1-27-09

AG Form 103F (10/08)
Standards of Conduct Declaration

CONTRACTNO.   DHS – 08-MQD-5129

CERTIFICATE OF EXEMPTION FROM CIVIL SERVICE

1.	By Heads of Departments or Agencies as Delegated by the Director of Human Resources Development[1].

Pursuant to the delegation of the authority by the Director of Human Resources Development, I certify that the services provided under this Contract, and the person(s) providing the services under this Contract are exempt from the civil service, pursuant to §76-16, Hawai'i Revised Statutes ("HRS").

/s/ Name Illegible (Signature) for	01/29/09 (Date)
Lillian B. Koller (Print Name)
Director of Human Services (Print Title)
______________________________
1 This part of the form may be used by all department heads and others to whom the Director of Human Resources Development (DHRD) has delegated authority to certify §76-16, HRS, civil service exemptions. The specific paragraph(s) of §76-16, HRS, upon which an exemption is based should be noted in the contract file. NOTE: Authority to certify exemptions under §§ 76-16(2), 76-16(12), and 76-16(15), HRS, has not been delegated; only the Director of DHRD may certify §§76-16(2), 76-16(12), and 76-16(15) exemptions.

2.           By the Director of Human Resources Development, State of Hawai'i.

I certify that the services to be provided under this Contract, and the person(s) providing the services under this Contract are exempt from the civil service, pursuant to §76-16, HRS.
_______________________ (Signature)	________________ (Date)
_______________________ (Print Name)
_______________________ (Print Title, if designee of the Director of DHRD)

AG Form 103F (9/08) Competitive

STATE OF HAWAII

SCOPEOF SERVICES

41.510	Transition to the Health Plan
Replace the first paragraph of this section, as amended, with the following:
In the event a member entering the health plan is receiving medically necessary covered services in addition to or other than prenatal services (see below for members in the second and third trimester receiving prenatal services) the day before enrollment into the health plan, the health plan shall be responsible for the costs of continuation of such medically necessary services, without any form of prior approval and without regard to whether such services are being provided by contract or non-contract providers. The health plan shall provide continuation of such services for one-hundred and eighty (180) days for all members OR until the member has had a HFA from his or her service coordinator, had a care plan developed and has been seen by the assigned PCP who has authorized a course of treatment. The health plan is responsible for the cost of continuation of services for a member living in a nursing facility that are provided by non-contract providers. All non-contract providers being paid under this amendment shall be paid at the Medicaid FFS rates in effect at the time of service delivery.